PAGE


EXHIBIT 3.1



                       CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                      OF SELECTIVE INSURANCE GROUP, INC.


Pursuant to N.J.S.A. 14A:7-15.1, Selective Insurance Group, Inc., a New Jersey corporation, under its seal and the hands of its Chairman of the Board and Secretary does hereby certify as follows:

FIRST: The name of the corporation is SELECTIVE INSURANCE GROUP, INC. (the "Corporation").

SECOND: On October 28, 1997, the Board of Directors of the Corporation duly adopted, pursuant to N.J.S.A. 14A:7-15.1, resolutions approving (i) a division of the outstanding shares of common stock of the Corporation, par value #2.00 per share ("Common Stock"), and (ii) an amendment to the Restated Certificate of Incorporation of the Corporation (the "Amendment") in connection with said share division to increase the number of authorized shares of Common Stock.

THIRD: The Amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the share division exceeding the percentage of authorized shares that were unissued before the share division.

FOURTH: The class or series and number of shares thereof subject tot he share division shall be the number of shares of Common Stock outstanding as of the close of business on November 17, 1997, and the distribution shall take place on December 1, 1997, the effective date of the share division and the Amendment (the "Effective Date"). Said shares shall be divided so that each holder of record of Common Stock as of the close of business on November 17, 1997, shall be entitled to receive one additional share of newly-issued Common Stock for every share of outstanding Common Stock held by such holder.

FIFTH: In connection with the share division, the first sentence or Article FOURTH of the Restated Certificate of Incorporation is amended as of the Effective Date to read as follows:

     "FOURTH: The total authorized capital shares of the corporation shall be divided into two classes and shall consist of one hundred eighty million
     (180,000,000) shares of common stock having a par value of $2.00 per share (herein called common stock') and five million (5,000,000) shares of preferred stock without par value (herein called preferred stock')."

All other provisions of said Article FOURTH shall remain unchanged.


PAGE

SIXTH: The Effective Date of the share division and of the Amendment shall be December 1, 1997.


IN WITNESS WHEREOF, SELECTIVE INSURANCE GROUP, INC. has made this Certificate under its seal and the hands of its Chairman of the Board and Secretary, this 31st day of October, 1997.

                                        SELECTIVE INSURANCE GROUP, INC.

                                        By:/s/ James S. Entringer
                                           ---------------------------
                                           James W. Entringer
                                           Chairman of the Board
-------------------------------------

Attest:

/s/ Susan R. Perretta
-------------------------------------
         Susan R. Perretta
            Secretary





PAGE


               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------             NOV 6,1989
                          of                         JANE BURGIO
                         ----                     Secretary of State
          RESTATED CERTIFICATE OF INCORPORATION
         ----------------------------------------
                           of
                          ----
             SELECTIVE INSURANCE GROUP, INC.
           -----------------------------------
          (Pursuant to Title 14A:7-2(2) of the
           New Jersey Business Corporation Act)
_____________________________________________________________________

It is hereby certified that:

          1. The name of the corporation is Selective Insurance Group, Inc. (the "Corporation"); and

          2. The Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation") is hereby amended so that the designation and number of shares of the class and series acted upon in the following resolution, and the relative rights, preferences and limitations of such class and series. are as stated in such resolution.

          3. The following resolution was duly adopted by the Board of Directors of the Corporation as required by Subsection 14A:7-2(2) of the New Jersey Business Corporation Act at a meeting duly called and held on November 3, 1989:

               RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, without par value, of the Corporation ("Preferred Stock") and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to the provisions set forth in the Certificate of Incorporation, which are applicable to the Preferred Stock of all classes and series) as follows:

          Series A Junior Preferred Stock:

          Section 1.   Designation and Amount.   The shares of such series
          shall be designated as "Series A Junior Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

          Section 2.   Dividends and Distributions.

               (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $2 per share, of the Corporation (the "Common Stock"), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a sub-division or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

              (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive Payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3.   Voting Rights.   The holders of shares of Series A
          Preferred Stock shall have the following voting rights:

               (A) Each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation, and each fractional share of Series A Preferred Stock shall have an equivalent fractional vote on all matters submitted to a vote of the stockholders of the Corporation.

               (B) Except as otherwise provided herein, in any other Certificate of Amendment creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein, or as otherwise provided by law or the Certificate of Incorporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.   Certain Restrictions.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

               (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

               (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5.   Reacquired Shares.   Any shares of Series A Preferred
          Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          Section 6.   Liquidation, Dissolution or Winding Up.   Upon any
          liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to lOO times the aggregate amount to be distributed per share to holders of shares of Common Stock, or
          (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 7.   Consolidation, Merger, etc.   In case the Corporation
          shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 8.   No Redemption.   The shares of Series A Preferred
          Stock shall not be redeemable.

          Section 9.   Rank.   The Series A Preferred Stock shall rank, with
          respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

          Section 10.   Amendment.   The Certificate of Incorporation of the
          Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least twothirds of the outstanding shares of Series A Preferred Stock, votinq toqether as a single class.

          IN WITNESS WHEREOF, this Certificate of Amendment is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this 3rd day of November, 1989.

                                SELECTIVE INSURANCE GROUP, INC.

                                          Frederick H. Jarvis
                                  By:   ______________________
                                Name:     Frederick H. Jarvis
Attest:                                 -----------------------
                                          Chairman of the Board,
                               Title:       President and Chief
      Thornton R. Land                       Executive officer
By:   ___________________               -----------------------
Name: Thornton R. Land
Title: Secretary




PAGE


(X)   TITLE 14A:1-6(5) New Jersey Business Corporation Act

( )   TITLE 15A:1-7(e) New Jersey Nonprofit Corporation Act


      CERTIFICATE OF CORRECTION                    FILED
     ----------------------------                SEP 13 1989
                  OF                             JANE BURGIO
                 ----                         Secretary of State
    SELECTIVE INSURANCE GROUP, INC.
   ---------------------------------




     The Undersigned, hereby submits for filing, a Certificate of Correction, executed in behalf of the above named Corporation, pursuant to the provisions of the appropriate Statute, checked above, of the New Jersey Statutes.

1.   The Certificate to be corrected is:

          Certificate of Amendment to
          the Restated Certificate of
          Incorporation of Selective
          Insurance Group, Inc.                       August 23, 1989
                                                    -------------------
                                                         Date Filed
2.   The inaccuracy in the Certificate is:

     Paragraph FOURTH was drawn and based upon an inaccurate excerpt of the resolution of the Company and should have specified that the division of the Company shares, effective September 1, 1989, would be distributed to stockholders of record at the close of business on August 15, 1989.

3.   The Certificate of Correction hereby reads as follows:

     Paragraph FOURTH of the Certificate of Amendment to the Restated Certificate of Incorporation of Selective Insurance Group, Inc. is amended to read as follows:

     FOURTH: The class or series and number of shares thereof subject to the share division shall be the number of shares of Common Stock outstanding as of the close of business on August 15, 1989, and the distribution shall take place on September 1, 1989, the effective date of the share division and the Amendment (the "Effective Date"). Said shares shall be divided so that each holder of record of Common Stock as of the close of business on August 15, 1989 shall be entitled to receive one additional share of newly-issued Common Stock for every two shares of outstanding Common Stock held by such holder.

(All other paragraphs and provisions of the Certificate of Amendment to the Restated Certificate of Incorporation of Selective Insurance Group, Inc. remain unchanged).


                                            Thorton R. Land
                                Signature:________________________
                                     Name:  Thorton R. Land
                                          -------------------------
                                            Senior Vice President
                                    Title: General Counsel & Secretary
                                          -------------------------
                                     DATE:   September 11, 1989
                                          -------------------------


PAGE



               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            Aug 23,1989
                          of                         JANE BURGIO
                         ----                     Secretary of State
          RESTATED CERTIFICATE OF INCORPORATION
         ----------------------------------------
                           of
                          ----
             SELECTIVE INSURANCE GROUP, INC.
           -----------------------------------


Pursuant to N.J.S.A. 14A:7-15.1, Selective Insurance Group, Inc., a New Jersey corporation, under its seal and the hands of its Chairman of the Board and Secretary does hereby certify as follows:

FIRST:    The name of the corporation is SELECTIVE INSURANCE GROUP, INC. (the
"Corporation").

SECOND:   On July 28, 1989, the Board of Directors of the Corporation duly adopted, pursuant to N.J.S.A. 14A:7-15.1, resolutions approving (i) a division of the outstanding shares of common stock of the Corporation, par value $2.00 per share ("Common Stock"), and (ii) an amendment to the Restated Certificate of Incorporation of the Corporation (the "Amendment") in connection with said share division to increase the number of authorized shares of Common Stock.

THIRD:   The Amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the share division exceeding the percentage of authorized shares that were unissued before the share division.

FOURTH:   The class or series and number of shares thereof subject to the share division shall be the number of shares of Common Stock outstanding as of the close of business on September 1, 1989, the effective date of the share division and the Amendment (the "Effective Date"). Said shares shall be divided so that each holder of record of Common Stock as of the close of business on the Effective Date shall be entitled to receive one additional share of newly-issued Common Stock for every two shares of outstanding Common Stock held by such holder as of the close of business on the Effective Date.

FIFTH:   In connection with the share division, the first sentence of Article
FOURTH of the Restated Certificate of Incorporation of the Corporation is amended as of the Effective Date to read as follows:

     "FOURTH:   The total authorized capital shares of the corporation shall be divided into two classes and shall consist of ninety million (90,000,OOO) shares of common stock having a par value of $2.00 per share (herein called common stock') and five million (5,00O,OOO) shares of preferred stock without par value (herein called preferred stock')."

All other provisions of said Article FOURTH shall remain unchanged.

SIXTH:   The Effective Date of the share division and of the Amendment shall be September 1, 1989.

IN WITNESS WHEREOF, SELECTIVE INSURANCE GROUP, INC. has made this Certificate under its seal and the hands of its Chairman of the Board and Secretary, this 22nd day of August, 1989.


                                            SELECTIVE INSURANCE GROUP, INC.

                                                 Frederick H. Jarvis
                                            By:___________________________

                                                 Frederick H. Jarvis
                                                 Chairman of the Board
 Attest:

     Thornton R. Land
_____________________________

Thornton R. Land, Secretary



PAGE


               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            JUNE 30,1987
                          of                         JANE BURGIO
                         ----                     Secretary of State
          RESTATED CERTIFICATE OF INCORPORATION
         ----------------------------------------
                           of
                          ----
             SELECTIVE INSURANCE GROUP, INC.
           -----------------------------------


Pursuant to N.J.S. 14A:9-4, Selective Insurance Group, Inc., a New
Jersey corporation, under its seal and the hands of its Chairman of the Board and Secretary does hereby certify as follows:

FIRST:    The name of the corporation is SELECTIVE INSURANCE GROUP, INC.

SECOND:   On February 6, 1987, the Board of Directors of Selective Insurance
Group, Inc. duly adopted a resolution declaring it advisable that the Restated Certificate of Incorporation of Selective Insurance Group, Inc. be amended by amending the first sentence of Article FOURTH of the Restated Certificate of Incorporation and by adding Articles SEVENTH, EIGHTH AND NINTH as follows:

FOURTH:   The total authorized capital shares of the corporation shall be divided into two classes and shall consist of sixty million (60,000,000) shares of common stock having a par value of $2.OO per share (herein called "Common Stock") and five million (5,0OO,OOO) shares of preferred stock without par value (herein called "Preferred Stock").

SEVENTH:  (a)   Vote Required for Business Combinations.

     (1)   Higher Vote for Business Combinations.   In addition to any
affirmative vote required by law or this Restated Certificate of Incorporation, and except as otherwise expressly provided in Section (b) of this Article SEVENTH, any Business Combination (as hereinafter defined) shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote generally for the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for purposes of this Article SEVENTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article FOURTH of this Restated Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     (2)   Definition of "Business Combination".   The term "Business
Combination" as used in this Article SEVENTH shall mean any transaction which is referred to in any one or more of the following clauses (I) through (v):

          (I) any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation or person (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of any Interested Stockholder; or

          (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) constituting not less than 10% of the total assets of the corporation as reported in the consolidated balance sheet of the corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared; or

          (iii) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value constituting not less than 10% of the total assets of the corporation as reported in the consolidated balance sheet of the corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared, to, or proposed by or on behalf of, any Interested Stockholder or any Affiliate of any Interested Stockholder; or

          (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Stockholder or any affiliate of any Interested Stockholder; or

          (v) any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder.

(b)   When Higher Vote is Not Required.   The provisions of Section (a) of
this Article SEVENTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law and any other provision of this Restated Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs (l) or (2) are met:

(l)   Approval by Continuing Directors.   The Business Combination shall have
been approved by a majority of the total number of the Continuing Directors (as hereinafter defined), it being understood that this condition shall not be capable of satisfaction unless there is at least one continuing Director.

(2)   Price, Form of Consideration and Procedural Requirements.   All of the
following conditions shall have been met:

     (I) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination (the "Consummation Date") of consideration other than cash to be received per share by holders of shares of Common Stock of the corporation in such Business Combination shall be at least equal to the sum of:

          a. The greater of (l) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common stock acquired or beneficially owned by it that were acquired within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Stockholder, whichever is higher, or (2) the Fair Market Value per share of the Common Stock on the day after the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article SEVENTH as the "Determination Date"), whichever is higher; and

          b. Interest on the per share price calculated at the rate for 90-day United States Treasury obligations in effect on the Determination Date, compounded annually from that date until the Consummation Date, less the per share amount of cash dividends payable to holders of record on record dates occurring in the interim, up to the amount of such interest.

     (ii) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock, other than Common Stock, in such Business Combination shall be at least equal to the sum of the following, unless such Business Combination is one in which the corporation is to become the surviving entity and such class of outstanding Voting Stock is to remain outstanding without any change in its rights, preferences and limitations, in which case such aggregate amount shall be at least equal to the sum of (x) the higher of the amounts set forth in subparagraphs (a)(l) and (a)(3) below and (y) the amount set forth in subparagraph (b) below (it being intended that the requirements of this paragraph (2)(ii) shall be required to be met with respect to every such class of outstanding Voting Stock whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting stock):

          a. The greatest of (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired or beneficially owned by it that were acquired within the two-year period immediately prior to the Announcement Date or in the transaction in which it became an Interested Stockholder, whichever is higher, (2) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, or (3) the Fair Market Value per share of such class of Voting Stock on the day after the Announcement Date or on the Determination Date, whichever is higher; and

          b. Interest on the per share price calculated at the rate of 9O-day United States Treasury obligations in effect on the Determination Date, compounded annually from that date until the Consummation Date, less the per share amount of cash dividends payable on such class to holders of record on record dates occurring in the interim, up to the amount of such interest.

     (iii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

     (iv) The holders of all outstanding shares of Voting Stock not beneficially owned by the Interested Stockholder immediately prior to the consummation of any Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares meeting all of the terms and conditions of this paragraph
     (2) (provided, however, that the failure of any stockholders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this subparagraph (2)(iv) from being satisfied).

     (v) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:
     (a) except as approved by a majority of the total number of Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock of the corporation, if any; (b) there shall have been (l) no reduction in the annual rate of dividends paid on the shares of Common Stock (except as necessary to reflect any subdivision of the shares of Common Stock) except as approved by a majority of the total number of Continuing Directors, and
     (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the total number of continuing Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

     (vi) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

     (vii) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy or information statement shall contain, if a majority of the total number of Continuing Directors so requests, an opinion of a reputable investment banking firm (which firm shall be selected by a majority of the total number of Continuing Directors, furnished with all information it reasonably requests, and paid a reasonable fee for its services by the corporation upon the corporation's receipt of such opinion) as to the fairness (or lack of fairness) of the terms of the proposed Business Combination from the point of view of the holders of shares of Voting Stock (other than the Interested Stockholder).


(c)   Certain Definitions.   For the purposes of this Article SEVENTH:

     (1) A "person" shall mean any individual, firm, corporation, partnership or other entity, including, without limitation, any syndicate or group deemed to be a person pursuant to Section 14(d)(2) of the Securities Exchange Act of 1934, as in effect on May 1, 1987.

     (2) "Interested Stockholder" shall mean any person (other than the corporation or any Subsidiary, any employee benefit plan maintained by the corporation or any Subsidiary or any trustee or fiduciary with respect to any such plan when acting in such capacity) who or which:

          (i) is the beneficial owner, directly or indirectly, of lO% or more of the voting power of the then outstanding Voting Stock; or

          (ii) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly of 10% or more of the voting power of the then outstanding Voting Stock; or

          (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933; as amended.

          In determining whether a person is an Interested Stockholder pursuant to paragraph (2) of this Section (c), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (3) of this Section
          (c) but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (3)   A person shall be a "beneficial owner" of any shares of Voting
     Stock:

          (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

          (ii   which such person or any of its Affiliates or Associates has
          (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

          (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     (4) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on May l, 1987.

     (5) "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragarah (2) of this Section
     (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

     (6) "Continuing Director" shall mean any member of the Board of Directors of the corporation who is not the Interested Stockholder or an Affiliate, Associate, representative, nominee or relative of the Interested Stockholder and who was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is not the Interested Stockholder or an Affiliate, Associate, representative, nominee or relative of the Interested Stockholder and who is recommended to succeed a Continuing Director by a majority of the total number of Continuing Directors then on the Board of Directors.

     (7) "Fair Market Value" shall mean: (i) in the case of stock, the highest closing sale price during the 3O-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the;New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the total number of Continuing Directors in good faith, in each case with respect to any class of such stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of share of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the total number of Continuing Directors in good faith.

     (8) In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs (2)(i) and (2)(ii) of Section (b) of this Article SEVENTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     (9) References to "highest per share price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

(d)   Powers of the Board and the Continuing Directors.   A majority of the
entire Board of Directors of the corporation shall have the power and duty to determine for the purposes of this Article SEVENTH, on the basis of information known to them after reasonable inquiry, whether a person is an Interested Stockholder. Once the Board of Directors has made a determination, pursuant to the preceding sentence, that a person is an Interested Stockholder, a majority of the total number of directors of the corporation who would qualify as Continuing Directors shall have the power and duty to interpret all of the terms and provisions of this Article SEVENTH, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article SEVENTH, including, without limitation, (A) the number of shares of Voting Stock beneficially owned by any person, (B) whether a person is an Affiliate or Associate of another, (C) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value constituting not less than lO% of the total assets of the corporation as reported in the consolidated balance sheet of the corporation as of the end of the most recent quarter with respect to which such balance sheet has been prepared and
(D) whether all of the applicable conditions set forth in paragraph (2) of Section (b) of this Article SEVENTH have been met with respect to any Business Combination. Any determination pursuant to this Section (d) made in good faith shall be binding and conclusive on all parties.

(e) No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article SEVENTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

(f)   Amendment, Repeal, etc.   Notwithstanding any other provisions of this
Restated Certificate of Incorporation or the By-laws of the corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-laws of the corporation), and in addition to any affirmative vote of the holders of Preferred Stock or any other class of capital stock of the corporation or any series of any of the foregoing then outstanding which is required by law or pursuant to this Restated Certificate of Incorporation, the affirmative vote of the holders of 66-2/3% or more of the voting power of all the shares of then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Article SEVENTH of this Restated Certificate of Incorporation.

EIGHTH:   (a)   Number, Election and Terms.   The business and affairs of the
corporation shall be managed by a Board of Directors which, subject to any rights of the holders of any series of Preferred Stock then outstanding, shall consist of not less than seven (7) nor more than twenty (2O) persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board of Directors, and if such number is not so fixed, the number shall be twelve (12). No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. At the 1987 Annual Meeting of Stockholders, the directors shall be divided into three classes, equal or as nearly equal in number as possible (but with not less than three directors in each class), with the term of office of the first class to expire at the 1988 Annual Meeting of Stockholders, the term of office of the second class to expire at the 1989 Annual Meeting of Stockholders and the term of office of the third class to expire at the 1990 annual Meeting of Stockholders, and with the members of each class to hold office until their successors shall have been elected and qualified. At each Annual Meeting of Stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election.

(b)   Amendment, Repeal, etc.   Notwithstanding anything contained in this
Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Article EIGHTH or to alter, amend, adopt any provision inconsistent with, or repeal Sections 7A, 7B or 20 of the By-laws of the corporation.

NINTH:    (a)   Elimination of Certain Liability.

(1) A director of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of any duty owed to the corporation or its stockholders, except to the extent such personal liability may not be eliminated or limited under the New Jersey Business Corporation Act as the same exists or may hereafter be amended.

(2) An officer of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of any duty owed to the corporation or its stockholders, except to the extent and for the duration of any period of time such personal liability may not be eliminated or limited under the New Jersey Business Corporation Act as the same exists or may hereafter be amended.

          (b)   Indemnification and Insurance.

(1)   Right to Indemnification.   Each person who has or is made a party or
is threatened to be made a party to or is involved in any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, or any appeal therein or any inquiry or investigation which could lead to such action, suit or proceeding (a "proceeding"), by reason of his or her being or having been a director or officer of the corporation or of any constituent corporation absorbed by the corporation in a consolidation or merger, or by reason of his or her being or having been a director, officer, trustee, employee or agent of any other corporation (domestic or foreign) or of any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise (whether or not for profit), serving as such at the request of the corporation, or the legal representative of any such director, officer, trustee, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted by the New Jersey Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Act permitted prior to such amendment), from and against any and all reasonable costs, disbursements and attorneys' fees, and any and all amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties, incurred or suffered in connection with any such proceeding, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors, administrators and assigns; provided, however, that, except as provided in paragraph (2) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was specifically authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in connection with any proceeding in advance of the final disposition of such proceeding as authorized by the Board of Directors; provided, however, that if the New Jersey Business Corporation Act so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced unless it shall ultimately be determined that such director or officer is entitled to be indemnified under this Section or otherwise. The corporation may, by action of its Board of Directors, provide for indemnification and advancement of expenses to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(2)   Right of Claimant to Bring Suit.   If a claim under paragraph (l) of
this Section is not paid in full by the corporation within thirty days after a written request has been received by the corporation, the claimant may at any time thereafter apply to a court for an award of indemnification by the corporation for the unpaid amount of the claim and, if successful on the merits or otherwise in connection with any proceeding, or in the defense of any claim, issue or matter therein, the claimant shall be entitled also to be paid by the corporation any and all expenses incurred or suffered in connection with such proceeding. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of expenses incurred in connection with any proceeding where the required undertaking, if any, has been tendered to the corporation), that the claimant has not met the standard of conduct which makes it permissible under the New Jersey Business Corporation Act for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such proceeding that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the New Jersey Business Corporation Act, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, nor the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(3)   Non-Exclusivity of Rights.   The right to indemnification and
advancement of expenses provided by or granted pursuant to this Section (b) shall not exclude or be exclusive of any other rights to which any person may be entitled under a certificate of incorporation, By-law, agreement, vote of stockholders or otherwise, provided that no indemnification shall be made to or on behalf of such person if a judgment or other final adjudication adverse to such person establishes that such person has not met the applicable standard of conduct required to be met under the New Jersey Business Corporation Act.

(4)   Insurance.   The corporation may purchase and maintain insurance on
behalf of any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expenses incurred in any proceeding and any liabilities asserted against him or her by reason of such person being or having been such a director, officer, employee or agent, whether or not the corporation would have the power to indemnify such person against such expenses and liabilities under the provisions of this Section (b) or otherwise.

THIRD:   On May l, 1987 at the Annual Meeting of the Shareholders of
SELECTIVE INSURANCE GROUP, INC. the foregoing resolution was duly adopted.

FOURTH:   The number of shares outstanding at the time of the adoption of the
Amendments was 9,O56,882. The total number of shares entitled to vote thereon was 9,056,882.

FIFTH: The number of shares voting for and against such Amendments is as follows:

  Number of Shares           Number of Shares              Number of Shares
voting for Amendment          voting against               abstaining as to
 of Article Fourth            Article Fourth                Article Fourth
-----------------------------------------------------------------------------
    7,023,051                     405,135                      127,004


  Number of Shares           Number of Shares              Number of Shares
 voting for Article           voting against               abstaining as to
     Seventh                  Article Seventh               Article Seventh
-----------------------------------------------------------------------------
    6,607,064                     447,510                      500,696


  Number of Shares           Number of Shares              Number of Shares
 voting for Article           voting against               abstaining as to
     Eighth                   Article Eighth                Article Eighth
-----------------------------------------------------------------------------
    6,194,771                     876,016                      484,483


  Number of Shares           Number of Shares              Number of Shares
 voting for Article           voting against               abstaining as to
      Ninth                   Article Ninth                Article Ninth
-----------------------------------------------------------------------------
    7,060,935                     353,934                      140,401


There are no shares of the corporation entitled to vote as a class.

IN WITNESS WHEREOF, SELECTIVE INSURANCE GROUP, INC. has made this Certificate under its seal and the hands of its Chairman of the Board and Secretary, this 20th day of May, 1987



                                            SELECTIVE INSURANCE GROUP, INC.

                                                 Frederick H. Jarvis
                                            By:___________________________

                                                 Frederick H. Jarvis
                                                 Chairman of the Board
 Attest:

     Thornton R. Land
_____________________________

Thornton R. Land, Secretary




                          ACKNOWLEDGMENT

STATE OF NEW JERSEY, COUNTY OF SUSSEX: SS

I CERTIFY that on May 26, 1987, THORNTON R. LAND, personally came before me and this person acknowledged under oath, to my satisfaction that:

(a) this person is the Secretary of SELECTIVE INSURANCE GROUP, INC., the corporation named in the attached document;

(b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Frederick H. Jarvis who is the Chairman of the Board of the corporation;

(c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

(d) this person knows the proper seal of the corporation which was affixed to this document: and

(e)   this person signed this proof to attest to the truth of these facts.


                                             Thornton R. Land
                                       ___________________________

Signed and sworn to before
me on May 26, 1987.

   Lewis P. Dolan, Jr.
__________________________
   Atty at Law of N.J.


PAGE


CHECK APPROPRIATE STATUTE:                        Nonprofit Corporations
                                                  Must file this form in
(X)   TITLE 14A:1-6(5) New Jersey                 DUPLICATE
      Business Corporation Act

( )   TITLE 15A:1-7(e) New Jersey
      Nonprofit Corporation Act


                                                 FOR OFFICIAL USE ONLY
           CERTIFICATE OF CORRECTION                    FILED
          ----------------------------                JUN 20 1986
                      OF                             JANE BURGIO
                      ----                         Secretary of State
         SELECTIVE INSURANCE GROUP, INC.
        ---------------------------------
     ________________________________________________________________________
     (For Use by Domestic and Foreign, Profit and Nonprofit Corporations)


     The Undersigned, hereby submits for filing, a Certificate of Correction, executed in behalf of the above named Corporation, pursuant to the provisions of the appropriate Statute, checked above, of the New Jersey Statutes.

1.   The Certificate to be corrected is:
     Certificate of Amendment to the Certificate
     of Incorporation of SRI Corporation *             December 17, 1979
     -------------------------------------            --------------------
             (Type of Certificate)                        (Date Filed)

    *Which Certificate predates the Restated
     Certificate of Incorporation filed 6/17/86

2.   The inaccuracy in the Certificate is (indicate inaccuracy or defect):

     Paragraph FIFTH of the Certificate of Amendment should have referenced only the first subparagraph of Paragraph FOURTH of the Certificate of Incorporation as being amended.

3.   The Certificate of Correction hereby reads as follows:

     FIFTH: The first subparagraph of Paragraph FOURTH of the Certificate of Incorporation is amended to read as follows:

          "FOURTH: The total authorized capital shares of the corporation shall be divided into two classes and shall consist of 5,000,000 shares of common stock having a Par Value of $2 per share (herein called Common Stock'), and 5,000,000 shares of preferred stock without par value (herein called Preferred Stock')."

           (All other paragraphs and provisions of Paragraph FOURTH remain unchanged)


                                                     Russell R. Moffett
                                         Signature:______________________
                                         Name     :  Russell R. Moffett
                                                   ----------------------
                                         Title    :  President
                                                    ----------------------
                                                    (Must be Ch. of Bd. or
                                                     Pres or Vice Pres.)
                                                   ----------------------
                                         Date     :  June 19, 1986
                                                    ----------------------

                                                        C-152   Rev. 10/83


PAGE


CHECK APPROPRIATE STATUTE:                        Nonprofit Corporations
                                                  Must file this form in
(X)   TITLE 14A:1-6(5) New Jersey                 DUPLICATE
      Business Corporation Act

( )   TITLE 15A:1-7(e) New Jersey
      Nonprofit Corporation Act


                                                 FOR OFFICIAL USE ONLY
           CERTIFICATE OF CORRECTION                    FILED
          ----------------------------                JUN 20 1986
                      OF                             JANE BURGIO
                      ----                         Secretary of State
         SELECTIVE INSURANCE GROUP, INC.
        ---------------------------------
     ________________________________________________________________________
     (For Use by Domestic and Foreign, Profit and Nonprofit Corporations)


     The Undersigned, hereby submits for filing, a Certificate of Correction, executed in behalf of the above named Corporation, pursuant to the provisions of the appropriate Statute, checked above, of the New Jersey Statutes.

1.   The Certificate to be corrected is:
     Certificate of Amendment to the Certificate
     of Incorporation of SRI Corporation *               May 13, 1981
     -------------------------------------            --------------------
             (Type of Certificate)                        (Date Filed)

    *Which Certificate predates the Restated
     Certificate of Incorporation filed 6/17/86

2.   The inaccuracy in the Certificate is (indicate inaccuracy or defect):

     Paragraph SECOND of the Certificate of Amendment should have referenced only the first subparagraph of Paragraph 4 of the Certificate of Incorporation as being amended.

3.   The Certificate of Correction hereby reads as follows:

     SECOND: On February 6, 1981, the Board of Directors of SRI Corporation duly adopted a resolution declaring it advisable that the first sub paragraph of Paragraph 4 of the Certificate of Incorporation of SRI Corporation be amended to read as follows:

         "4.   The total authorized capital shares of the corporation shall be divided into two classes and shall consist of 10,000,000 shares of common stock having a Par Value of $2 per share (herein called
           Common Stock') and 5,000,000 shares of preferred stock without par value (herein called Preferred Stock')."

           (All other paragraphs and provisions of Paragraph 4 remain unchanged)


                                                     Russell R. Moffett
                                         Signature: ______________________
                                         Name     :  Russell R. Moffett
                                                    ----------------------
                                         Title    :  President
                                                     ----------------------
                                                    (Must be Ch. of Bd. or
                                                     Pres or Vice Pres.)
                                                    ----------------------
                                         Date     :  June 19, 1986
                                                    ----------------------

                                                        C-152   Rev. 10/83
                   PAGE


CHECK APPROPRIATE STATUTE:                        Nonprofit Corporations
                                                  Must file this form in
(X)   TITLE 14A:1-6(5) New Jersey                 DUPLICATE
      Business Corporation Act

( )   TITLE 15A:1-7(e) New Jersey
      Nonprofit Corporation Act


                                                 FOR OFFICIAL USE ONLY
           CERTIFICATE OF CORRECTION                    FILED
          ----------------------------                JUN 20 1986
                      OF                             JANE BURGIO
                      ----                         Secretary of State
         SELECTIVE INSURANCE GROUP, INC.
        ---------------------------------
     ________________________________________________________________________
     (For Use by Domestic and Foreign, Profit and Nonprofit Corporations)


     The Undersigned, hereby submits for filing, a Certificate of Correction, executed in behalf of the above named Corporation, pursuant to the provisions of the appropriate Statute, checked above, of the New Jersey Statutes.

1.   The Certificate to be corrected is:
     Certificate of Amendment to the Certificate
     of Incorporation of SRI Corporation *               June 3, 1983
     -------------------------------------            --------------------
             (Type of Certificate)                        (Date Filed)

    *Which Certificate predates the Restated
     Certificate of Incorporation filed 6/17/86

2.   The inaccuracy in the Certificate is (indicate inaccuracy or defect):

     Paragraph SECOND of the Certificate of Amendment should have referenced only the first subparagraph of Paragraph 4 of the Certificate of Incorporation as being amended.

3.   The Certificate of Correction hereby reads as follows:

     SECOND: On February 4, 1983, the Board of Directors of SRI Corporation duly adopted a resolution declaring it advisable that the first sub paragraph of Paragraph 4 of the Certificate of Incorporation of SRI Corporation be amended to read as follows:

         "4.   The total authorized capital shares of the corporation shall be divided into two classes and shall consist of 20,000,000 shares of common stock having a Par Value of $2.00 per share (herein called Common Stock') and 5,000,000 shares of preferred stock without par value (herein called Preferred Stock')."

           (All other paragraphs and provisions of Paragraph 4 remain unchanged)


                                                     Russell R. Moffett
                                         Signature: ______________________
                                         Name     :  Russell R. Moffett
                                                    ----------------------
                                         Title    :  President
                                                     ----------------------
                                                    (Must be Ch. of Bd. or
                                                     Pres or Vice Pres.)
                                                    ----------------------
                                         Date     :  June 19, 1986
                                                    ----------------------

                                                        C-152   Rev. 10/83


PAGE



              RESTATED CERTIFICATE                      FILED
          ----------------------------               JUN 17 1986
                      OF                             JANE BURGIO
                     ----                         Secretary of State
                 INCORPORATION
        ---------------------------------

     Pursuant to N.J.S.A. 14A:9-5, SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation, hereby adopts a Restated Certificate of Incorporation.
     FIRST:   The name of the corporation is SELECTIVE INSURANCE GROUP, INC.
     SECOND:   The address of this corporation's registered office is Wantage
Avenue, Branchville, New Jersey 07890; and the name of this corporation's registered agent is Russell R. Moffett.
     THIRD:   The purposes for which this corporation is organized are:

          to engage in any activity within the purposes for which corporations may be organized under the "New Jersey Business Corporation Act" N.J.S. 14A:1-1 et seq.

     FOURTH:   The total authorized capital shares of the corporation shall be divided into two classes and shall consist of twenty million shares of common stock having a par value of $2.00 per share (herein called common stock') and five million shares of preferred stock without par value (herein called preferred stock').

     The preferred shares are senior to the common shares and the common shares are subject to the rights and preferences of preferred shares as established by the Board of Directors.

     All of any part of the shares of Preferred Stock may be issued by the corporation from time to time for such consideration as may be determined upon and fixed by the Board of Directors as provided by law.

     The designations and the powers, preferences and rights and the qualifications, limitations and restrictions thereof, of the Preferred Stock shall be as follows:

     1. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting rights, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not expressed in this Certificate of Incorporation or any amendment thereto including (but without limiting the generality of the foregoing) the following:


          A. The number of shares constituting such series and designation thereof to distinguish such shares of such series from the shares of all other series .

          B. The voting powers of such series, whether full, limited or none, the dividend rate of such series the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative.

          C. The terms and provisions, governing the redemption of shares of such series, if redeemable.

          D. The terms and provisions governing the operation of retirement or sinking funds, if any, for the retirement or purchase of shares of such series.

          E. The rights of holders of shares of such series upon the dissolution of, or upon distribution, of the assets of the corporation.

          F. Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any other class or classes of capital stock of the corporation, and if provision be made for conversion or exchange the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

          G. Any other preferences, any relative, participating, optional and other special rights and qualifications, limitations or restrictions of such series."

     FIFTH:   The number of directors constituting the current Board of

Directors is twelve, and the names and addresses of such directors are:

     J. William Barba                   Long Hill Road
                                        New Vernon, New Jersey 07976

     Lewis P. Dolan, Jr.                9 Franklin Street
                                        Newton, New Jersey 07860

     David M. Gessner                   1133 Queens Road
                                        Charlotte, North Carolina 28207

     C. Edward Herder                   Main Street
                                        Three Bridges, New Jersey 08887

     Frederick H. Jarvis                354 Grist Mill Drive
                                        Basking Ridge, New Jersey 07920

     William M. Kearns, Jr.             Village Road
                                        New Vernon, New Jersey 07976

     S. Griffin McClellan, III          Cedar Road
                                        Whitehouse Station, New jersey 08889

     Russell R. Moffett                 R.D. 4, Box 270
                                        Newton, New Jersey 07860

     Roy B. Paul                        4 Eaglet Glen
                                        Panther Valley
                                        Hackettstown, New Jersey 07840

     William M. Rue                     33 Cranbury Neck Road
                                        Cranbury, New Jersey 08512

     Louis P. Thebault                  Village Road
                                        New Vernon, New Jersey 07976

     W. Richard Wilson                  9 Great Oak Road
                                        Newton, New Jersey 07860

     SIXTH:   This Restated Certificate merely restates and integrates, but does not substantively amend the Certificate of Incorporation as heretofore amended.
     IN WITNESS WHEREOF, SELECTIVE INSURANCE GROUP, INC. has made this Certificate under its seal and the hands of its President and Secretary this 2nd day of June, 1986.


                                       SELECTIVE INSURANCE GROUP, INC.

                                          Russell R. Moffett
                                      By: __________________________
                                          Russell R. Moffett, President
Attest:
  Thornton R. Land
___________________________
Thornton R. Land, Secretary






                          ACKNOWLEDGMENT

STATE OF NEW JERSEY, COUNTY OF SUSSEX: SS

     I CERTIFY that on June 2, 1986

                      THORNTON R. LAND


personally came before me and this person acknowledged under oath, to my satisfaction that:

     (a) this person is the Secretary of SELECTIVE INSURANCE GROUP, INC., the corporation named in the attached document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Russell R. Moffett who is the President of the corporation;

     (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

     (d) this person knows the proper seal of the corporation which was affixed to this document: and

     (e) this person signed this proof to attest to the truth of these facts.


                                             Thornton R. Land
                                       ___________________________

Signed and sworn to before
me on June 2, 1986.

   Lewis P. Dolan, Jr.
__________________________
Lewis P. Dolan, Jr. Esq.
Attorney at Law of New Jersey





                          CERTIFICATE

1.   The name of the corporation is SELECTIVE INSURANCE GROUP, INC.

2. The Restated Certificate of Incorporation was adopted by the Board of Directors on June 2,1986.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1986.

                                     SELECTIVE INSURANCE GROUP, INC.

                                         Russell R. Moffett
                                   By: _____________________________
                                         Russell R. Moffett, President



PAGE





            AMENDED CERTIFICATE OF AMENDMENT              F I L E D
           ----------------------------------            Jun 17,1986
                        to the                           JANE BURGIO
                       --------                       Secretary of State
              CERTIFICATE OF INCORPORATION
             -------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

          Pursuant to N.J.S 14A:7-15.1(3), SRI CORPORATION, a New Jersey corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
          PARAGRAPH FIRST:   The name of the corporation is SRI
     CORPORATION.
          PARAGRAPH SECOND:   On February 7, 1986 the Board of Directors of
     SRI CORPORATION duly adopted a Resolution declaring it advisable that Paragraph First of the Certificate of Incorporation of SRI CORPORATION be amended to read as follows:
              "1.   The name of the corporation is SELECTIVE INSURANCE GROUP,
                   INC."
          PARAGRAPH THIRD:   On May 2nd, 1986 at a regular meeting of the
     shareholders of SRI CORPORATION, the foregoing Resolution was duly adopted.
          PARAGRAPH FOURTH:   The number of shares outstanding at the time of
     the adoption of the amendment was 9,O22,601. The total number of shares entitled to vote thereon was 9,022,601.
          PARAGRAPH FIFTH:   The number of shares voting for and against such
     amendment is as follows:

  Number of Shares           Number of Shares              Number of Shares
voting for Amendment          voting against                 abstaining
                                 Amendment

-----------------------------------------------------------------------------
    7,006,440                     160,057                      230,678


     IN WITNESS WHEREOF, SRI CORPORATION has made this certificate unders its
seal and the hands of its President and Secretary this Second day of June   ,
1986.


                                       SRI CORPORATION

                                            Russell R. Moffett
                                        By: __________________________
                                            Russell R. Moffett, President
Attest:
  Thornton R. Land
___________________________
Thornton R. Land, Secretary




                          ACKNOWLEDGMENT

STATE OF NEW JERSEY, COUNTY OF SUSSEX: SS

     I CERTIFY that on June 2, 1986

                      THORNTON R. LAND

personally came before me and this person acknowledged under oath, to my satisfaction that:

     (a) this person is the Secretary of SRI CORPORATION, the corporation named in the attached document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Russell R. Moffett who is the President of the corporation;

     (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

     (d) this person knows the proper seal of the corporation which was affixed to this document: and

     (e) this person signed this proof to attest to the truth of these facts.


                                             Thornton R. Land
                                       ___________________________

Signed and sworn to before
me on June 2, 1986.

   Barbara L. Johnson
__________________________
   Barbara L. Johnson
Notary Public of New Jersey
My Commission Expires June 14,1990


PAGE



               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            May 21,1986
                        to the                       JANE BURGIO
                       --------                   Secretary of State
              CERTIFICATE OF INCORPORATION
             ------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

     Pursuant to N.J.S. 14A:7-15.1(3), SRI CORPORATION, a New Jersey corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
     PARAGRAPH FIRST:   The name of the corporation is SRI CORPORATION.
     PARAGRAPH SECOND:   On February 7, 1986 the Board of Directors of SRI
CORPORATION duly adopted a Resolution declaring it advisable that Paragraph First of the Certificate of Incorporation of SRI CORPORATION be amended to read as follows:

    "1.   The name of the corporation is SELECTIVE INSURANCE GROUP, INC."

     2. On May 2nd, 1986 at a regular meeting of the shareholders of SRI CORPORATION, the foregoing Resolution was duly adopted.

     4. The number of shares outstanding at the time of the adoption of the amendment was 9,022,6O1. The total number of shares entitled to vote thereon was 9,022,601 .

     5. The number of shares voting for and against such amendment is as follows:

  Number of Shares           Number of Shares              Number of Shares
voting for Amendment          voting against                 abstaining
                                 Amendment
 ----------------------------------------------------------------------------
    6,975,904                     160,057                      230,678


     IN WITNESS WHEREOF, SRI CORPORATION has made this Certificate under its seal and the hands of its President and Secretary this Second day of May, 1986.

                                         SRI CORPORATION

                                               Russell R. Moffett
                                         By: ___________________________
                                               Russell R. Moffett, President

Attest:
  Thornton R. Land
___________________________
Thornton R. Land, Secretary





                          ACKNOWLEDGMENT

STATE OF NEW JERSEY, COUNTY OF SUSSEX: SS

     I CERTIFY that on May 2, 1986

                      THORNTON R. LAND

personally came before me and this person acknowledged under oath, to my satisfaction that:

     (a) this person is the Secretary of SRI CORPORATION, the corporation named in the attached document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Russell R. Moffett who is the President of the corporation;

     (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

     (d) this person knows the proper seal of the corporation which was affixed to this document: and

     (e) this person signed this proof to attest to the truth of these facts.


                                             Thornton R. Land
                                       ___________________________

Signed and sworn to before
me on May 2, 1986.

   Lewis P. Dolan Jr.
__________________________
   Lewis P. Dolan Jr.
Attorney at Law of N.J.



PAGE



               CERTIFICATE OF AMENDMENT                  F I L E D
              --------------------------                 Jun 3,1983
                        to the                           JANE BURGIO
                       --------                       Secretary of State
              CERTIFICATE OF INCORPORATION
             -------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

     PURSUANT to N.J.S.14A:7-15.1(3), SRI Corporation, a New Jersey Corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
     FIRST:   The name of the corporation is SRI Corporation.
     SECOND:   On February 4, 1983, the Board of Directors of SRI Corporation
duly adopted a resolution declaring it advisable that Paragraph 4 of the Certificate of Incorporation of SRI Corporation be amended to read as follows:

    "4.   The total authorized capital shares of the corporation shall he divided into two classes and shall consist of 20,000,000 shares of common stock having a Par Value of $2.00 per share (herein called Common Stock') and 5,000,000 of preferred stock without par value
    (herein called  Preferred Stock')"

     THIRD:   On May 6, 1983, at a regular meeting of the shareholders of SRI
Corporation, the foregoing Resolution was duly adopted.
     FOURTH:   The number of shares of capital stock outstanding at the time of the adoption of the Amendment was 4,717,309. The total number of shares entitled to vote thereon was 4,717,309.
     FIFTH:   The number of shares voting for and against such Amendment is as follows:

  Number of Shares           Number of Shares              Number of Shares
voting for Amendment          voting against                 abstaining
                                 Amendment
 ----------------------------------------------------------------------------
     2,860,742                    17,952                       23,619


     IN WITNESS WHEREOF, SRI Corporation has made this Certificate under its seal and the hands of its President and Secretary this 9th day of May, 1983.


                                         SRI CORPORATION

                                               Russell R. Moffett
                                         By: ___________________________
                                               Russell R. Moffett, President

Attest:
  James M. Cooper, Jr.
___________________________
James M. Cooper, Jr.
            Secretary


STATE OF NEW JERSEY    |
COUNTY OF SUSSEX       | SS
     BE IT REMEMBERED, that on the 9th day of May, 1983, before me, the subscriber, An Attorney at Law of New Jersey, personally appeared James M. Cooper, Jr., who being by me duly sworn on his oath says that he is the Secretary of the foregoing SRI Corporation, the corporation named in the within Instrument; that he well knows the corporate seal of said corporation; that the seal affixed to said Instrument is the corporate seal of said corporation; that the said seal was so affixed and the said Instrument signed and delivered by RUSSELL R. MOFFETT, who was at the date hereof the President of said corporation, in the presence of the deponent, and said President, at the same time acknowledged that he signed and delivered the same as his voluntary act and deed, and as the voluntary act and deed of said corporation, by virtue of authority from its Board of Directors, and that deponent, at the same time, subscribed his name to said Instrument as an attesting witness to the execution thereof.


                                                James M. Cooper, Jr.
                                           By: ______________________
                                                James M. Cooper, Jr.

Sworn and Subscribed to
before me, at Branchville,
New Jersey, the date aforesaid.

  Lewis P. Dolan, Jr.
_________________________
Lewis P. Dolan, Jr.
Attorney at Law of New Jersey




PAGE



               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            May 13,1981
                        to the                       DONALD LAN
                       --------                   Secretary of State
              CERTIFICATE OF INCORPORATION
             ------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

     PURSUANT TO N.J.S. 14A:7-15.1(3), SRI Corporation, a New Jersey Corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
     FIRST:   The name of the corporation is SRI Corporation.
     SECOND:   On February 6, 1981, the Board of Directors of SRI Corporation
duly adopted a resolution declaring it advisable that Paragraph 4 of the Certificate of Incorporation of SRI Corporation be amended to read as follows:

              "4.   The total authorized capital shares of the corporation
          shall be divided into two classes and shall consist of 10,000,000 shares of common stock having a Par Value of $2 per share (herein called Common Stock') and 5,000,000 shares of preferred stock without par value (herein called Preferred Stock')."

     THIRD:   On May 1, 1981, at a regular meeting of the Shareholders of SRI
Corporation, the foregoing resolution was duly adopted.

     FOURTH:   The number of shares of capital stock outstanding at the time of the adoption of the amendment was 3,972,105. The total number of shares entitled to vote thereon was 3,972,105.

     FIFTH:   The number of shares voting for and against such amendment is as follows:

          NUMBER OF SHARES                         NUMBER OF SHARES
        VOTING FOR AMENDMENT                   VOTING AGAINST AMENDMENT
     -------------------------               -----------------------------
              2,160,021                                 10,262


     IN WITNESS WHEREOF, SRI Corporation has made this certificate under its seal and the hands of its President and Secretary this 7th day of May, 1981.

                                         SRI CORPORATION

                                               W. Richard Wilson
                                         By: ___________________________
                                               W. Richard Wilson, President
Attest:
  Russell Moffett
___________________________
Russell Moffett, Secretary



STATE OF NEW JERSEY:
                     SS
COUNTY OF SUSSEX

     BE IT REMEMBERED, that on this 7th day of May, 1981, before me the subscriber An Attorney at Law of New Jersey, personally appeared Russell Moffett, who being by me duly sworn on his oath says that he is the Secretary of SRI Corporation, the corporation named in the foregoing Instrument; that he well knows the corporate seal of said corporation; that the seal affixed to said Instrument is the corporate seal of said corporation; that the said seal was so affixed and the said Instrument signed and delivered by W. Richard Wilson, who was at the date hereof, the President of said corporation, in the presence of deponent, and said President, at the same time acknowledged that he signed and delivered the same as his voluntary act and deed, and as the voluntary act and deed of said corporation, by virtue of authority from its Board of Directors, and that deponent, at the same time, subscribed his name to said Instrument as an attesting witness to the execution thereof.

                                                Russell Moffett
                                           By: ______________________
                                                Russell Moffett

Sworn and Subscribed to
before me, at Branchville,
New Jersey, the date aforesaid.

  Lewis P. Dolan, Jr.
_________________________
Lewis P. Dolan, Jr.
Attorney at Law of New Jersey


PAGE




               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            Dec 17,1979
                        to the                       DONALD LAN
                       --------                   Secretary of State
              CERTIFICATE OF INCORPORATION
             ------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

     PURSUANT to N.J.S. 14A:7-15.1(3), SRI Corporation, a New Jersey corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
     FIRST:   The name of the corporation is SRI Corporation
     SECOND:   A resolution of the Board approving a division of the
Company's common stock was adopted November 2, 1979.
     THIRD:   The division of the Company's common stock will not adversely affect the rights or preferences of the holders of outstanding shares of the common stock and will not increase the number of authorized but unissued shares.
     FOURTH:   The class of shares subject to the division is the common
stock of the Company. The number of shares of common stock subject to this division is the 1,1OO,OOO shares issued and presently outstanding which shall be divided into 2,200,OO0 shares. The par value of the common stock of the company shall be reduced from $4 per share to $2 per share.
     FIFTH:   Paragraph Fourth of the Certificate of Incorporation is amended to read as follows:

          FOURTH:   The total authorized capital shares of the corporation
     shall be divided into two classes and shall consist of 5,000,OOO shares of common stock having a Par Value of $2 per share (herein called Common Stock'), and 5,0OO,OOO shares of preferred stock without par value (herein called Preferred Stock')."

     SIXTH; The division of shares shall become effective on December 15, 1979, for each share of stock held by shareholders of record on December 1,1979.

     IN WITNESS WHEREOF, SRI Corporation has made this certificate under its seal and the hands of its President and Secretary this 30th day of November, 1979.

                                         SRI CORPORATION

                                               W. Richard Wilson
                                         By: ___________________________
                                               W. Richard Wilson, President
Attest:
  Russell Moffett
___________________________
Russell Moffett, Secretary



STATE OF NEW JERSEY:    SS
COUNTY OF SUSSEX:
     BE IT REMEMBERED,that on this 30th day of November, 1979, before me the subscriber An Attorney at Law of New Jersey, personally appeared Russell Moffett, who being by me duly sworn on his oath, says that he is the Secretary of SRI Corporation, the corporation named in the foregoing Instrument; that he well knows the corporate seal of said corporation; that the seal affixed to said Instrument is the corporate seal of said corporation; that the said seal was so affixed and the said Instrument signed and delivered by W. Richard Wilson, who was at the date hereof, the President of said corporation, in the presence of deponent, and said President, at the same time acknowledged that he signed and delivered the same as his voluntary act and deed, and as the voluntary act and deed of said corporation, by virtue of authority from its Board of Directors, and that deponent, at the same time, subscribed his name to said Instrument as an attesting witness to the execution thereof.

                                                Russell Moffett
                                           By: ______________________
                                                Russell Moffett

Sworn and Subscribed to
before me, at Branchville,
New Jersey, the date aforesaid.

  Lewis P. Dolan, Jr.
_________________________
Lewis P. Dolan, Jr.
Attorney at Law of New Jersey


PAGE


               CERTIFICATE OF AMENDMENT               F I L E D
              ---------------------------            May 29,1979
                        to the                       DONALD LAN
                       --------                   Secretary of State
              CERTIFICATE OF INCORPORATION
             ------------------------------
                           of
                          ----
                     SRI CORPORATION
                    -----------------

     Pursuant to N.J.S. 17:26-1, SRI Corporation, a New Jersey corporation, under its seal and the hands of its President and Secretary, does hereby certify as follows:
     FIRST:   The location of the principal office of the corporation in New
Jersey is Wantage Avenue, in the Borough of Branchville, Sussex County, and the name of the agent therein and in charge thereof upon whom process against the corporation may be served is W. Richard Wilson.
     SECOND:   On March 5, 1979, the Board of Directors of SRI Corporation
duly adopted a resolution declaring it advisable that Paragraph Fourth of the Certificate of Incorporation of SRI Corporation be amended to read as follows:

          FOURTH:   The total authorized capital shares of the corporation
          shall be divided into two classes and consist of 5,OOO,OOO shares of common stock having a par value of $4 per share (herein called
         "Common Stock") and 5,OOO,OOO shares of preferred stock without par value (herein called "Preferred Stock").

          The preferred shares are senior to the common shares and the common shares are subject to the rights and preferences of preferred shares as established by the Board of Directors.

          All or any part of the shares of Preferred Stock may be issued by the corporation from time to time for such consideration as may be determined upon and fixed by the Board of Directors as provided by law.

          The designations and the powers, preferences and rights and the qualifications, limitations and restrictions thereof, of the Preferred Stock shall be as follows:

          l. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock, in one or more series, with such voting rights, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not expressed in this Certificate of Incorporation or any amendment thereto including (but without limiting the generality of the foregoing) the following:

               A. The number of shares constituting such series and designation thereof to distinguish such shares of such series from the shares of all other series.

               B. The voting powers of such series, whether full, limited or none, the dividend rate of such series the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative.

               C. The terms and provisions, governing the redemption of shares of such series, if redeemable.

               D. The terms and provisions governing the operation of retirement or sinking funds, if any, for the retirement or purchase of shares of such series.

               E. The rights of holders of shares of such series upon the dissolution of, or upon distribution, of the assets of the corporation.

               F. Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any other class or classes of capital stock of the corporation, and if provision be made for conversion or exchange the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

               G. Any other preferences, any relative, participating optional and other special rights and qualifications, limitations or restrictions of such series."

     THIRD:   On May 4, 1979, at a regular meeting of the Shareholders of SRI
Corporation, the foregoing resolution was duly adopted.
     FOURTH:   The number of shares of common stock outstanding at the time of the adoption of the amendment was l,lOO,OOO. The total number of shares entitled to vote thereon was 1,100,000.
     FIFTH:   The number of shares voting for and against such amendment is as follows:

          NUMBER OF SHARES                         NUMBER OF SHARES
        VOTING FOR AMENDMENT                   VOTING AGAINST AMENDMENT
     -------------------------               -----------------------------
              812,528                                  40,372


     IN WITNESS WHEREOF, SRI Corporation has made this certificate under its seal and the hands of its President and Secretary this 16th day of May, 1979.

                                         SRI CORPORATION

                                               W. Richard Wilson
                                         By: ___________________________
                                               W. Richard Wilson, President
Attest:
  Russell Moffett
___________________________
Russell Moffett, Secretary



STATE OF NEW JERSEY:    SS
COUNTY OF SUSSEX:
     BE IT REMEMBERED, that on this 16th day of May, 1979 before me the subscriber An Attorney at Law of New Jersey, personally appeared Russell Moffett who being by me duly sworn on his oath, says that he is the Secretary of SRI Corporation, the corporation named in the foregoing Instrument; that he well knows the corporate seal of said corporation; that the seal affixed to said Instrument is the corporate seal of said corporation; that the said seal was so affixed and the said Instrument signed and delivered by W. Richard Wilson, who was at the date hereof the President of said corporation, in the presence of deponent, and said President, at the same time acknowledged that he signed and delivered the same as his voluntary act and deed, and as the voluntary act and deed of said corporation, by virtue of authority from its Board of Directors, and that deponent, at the same time subscribed his name to said Instrument as an attesting witness to the execution thereof.

                                                Russell Moffett
                                           By: ______________________
                                                Russell Moffett

Sworn and Subscribed to
before me, at Branchville,
New Jersey, the date aforesaid.

  Lewis P. Dolan, Jr.
_________________________
Lewis P. Dolan, Jr.
Attorney at Law of New Jersey



PAGE




              CERTIFICATE OF INCORPORATION         FILED and RECORDED
             ------------------------------            Aug 9, 1977
                           of                          GEORGE W. LEE
                          ----                      Assistant Secretary
                     SRI CORPORATION                     of State
                    -----------------

     THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of N.J.S. 14A:l-1 et seq., the "New Jersey Business Corporation Act."

     1.   The name of the corporation is

                SRI CORPORATION

     2. The address (and zip code) of this corporation's initial registered office is Wantage Avenue, Branchville, New Jersey O7826.
     and the name of this corporation's initial registered agent at such address is W. Richard Wilson.
     3.   The purposes for which this corporation is organized are:
     To engage in any activity within the purposes for which corporations may be organized under the "New Jersey Business Corporation Act." N.J.S. 14A:l-1 et seq.
     4. The aggregate number of shares which the corporation shall have authority to issue is: 5,OOO,OOO (five million) shares having a par value of Four Dollars per share.
     5. The first Board of Directors of this corporation shall consist of eleven Directors and the name and address of each person who is to serve as such Director is:

         Name                   Address                 Zip Code
        ------                 ----------              -----------
   Richard M. Bartlett          Yardley
                                Pennsylvania               l9O67

   Ross E. Roe                  Branchville
                                New Jersey                 O7826

   Lewis P. Dolan, Jr.          9 Franklin Street
                                Newton, New Jersey         O7860

   Gerald S. Shay               Branchville
                                New Jersey                 O7826

   William M. Kearns, Jr        Madison
                                New Jersey                 O7960

   Louis P. Thebault            New Vernon
                                                             New Jersey
          O796O

   Frank E. Mazuy               Newton
                                New Jersey                 07960

   Frank P. Weiler              Branchville
                                New Jersey                 07826

   Jesse Grant Roe, 2nd         Branchville
                                New Jersey                 07826

   W. Richard Wilson            Newton
                                New Jersey                 07960

   William M. Rue               33 Cranbury Neck Road
                                Cranbury, New Jersey       08512

     6.   The name and address of each incorporator is:

         Name                   Address                 Zip Code
        ------                 ----------              -----------
   Lewis P. Dolan, Jr.          9 Franklin Street
                                Newton, New Jersey         O786O

     IN WITNESS WHEREOF, each individual incorporator, each being over the age of eighteen years, has signed this Certificate; or if the incorporator be a corporation, has caused this Certificate to be signed by its authorized officers, this 4th day of August 1977.

                                               Lewis P. Dolan Jr.
                                              ______________________
                                              Lewis P. Dolan Jr.